Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.7

AMENDED AND RESTATED

COLLABORATION AND LICENSE AGREEMENT

THIS AMENDED AND RESTATED COLLABORATION AND LICENSE AGREEMENT (“Agreement”) completely supersedes and replaces, as of July 13, 2015 (“the “Amended Effective Date”), the Collaboration and License Agreement by and between Pioneer Hi-Bred International, Inc., with headquarters at 7100 NW 62nd Avenue, PO Box 1014, Johnston, Iowa 50131-1014, USA (“Pioneer”), and Caribou Biosciences, Inc., located at 2929 7th St., Suite 120, Berkeley, California 94710 (“Caribou Bio”), (Caribou Bio and Pioneer, each individually a “Party”, and together the “Parties”), [***].

WHEREAS, Caribou Bio is an early stage biotechnology company focused on, among other things, the research and development of tools and technologies for cellular engineering and analysis; and

WHEREAS, Pioneer and its Affiliates, including E.I. du Pont de Nemours & Company (“DuPont”), are in the business of research, development, production, marketing and commercialization of products and processes benefitting its customers and consumers worldwide in numerous areas such as but not limited to agriculture and industrial biotechnology; and

WHEREAS, each Party has been conducting research related to CRISPR Technology (as defined below), and each Party and its Affiliates have developed or acquired certain intellectual property related to CRISPR Technology; and

[***]

NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	DEFINITIONS.

When used in this Agreement, the following terms shall have the meanings set out below. The singular shall be interpreted as including the plural and vice versa, unless the context clearly indicates otherwise. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

1.1

“Affiliate” means, with respect to an Entity, any Entity that, as of the Effective Date and/or at any time thereafter, directly or indirectly controls, or is controlled by, or is under common control with such Entity, for so long as such control exists, where “control” means ownership, directly or through one or more Affiliates, of [***] (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation, or [***] (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction) or more of the voting equity interests in the case of any other type of legal entity, or any other arrangement whereby an Entity controls or has the right to control the board of directors or equivalent governing body of a corporation or other Entity. For purposes of this Agreement, Pioneer’s Affiliates shall include without limitation, DuPont and its Affiliates. [***]; and (b) Caribou Bio’s Affiliates shall not include Identified Parties.

1.2

“Acquisition” means (i) a transaction involving a Party, in which the shareholders of such Party immediately prior to such transaction cease to control (as defined in Section 1.1) such Party after such transaction; (ii) a sale or transfer of all or substantially all of the assets or business of such Party to an acquiring Entity; (iii) a sale of a controlling (as defined in Section 1.1) interest of such Party to an acquiring entity; or (iv) in the case of Caribou Bio, any arrangement or transaction that results in Caribou Bio becoming an Identified Party.

---Confidential---

1.3

“Agricultural Biologicals” means materials (including but not limited to nucleic acids, proteins and other substances, microorganisms, insects and nematodes, and/or extracts or derivatives of plants, microorganisms, insects, nematodes or other animals) for use on, use with or application to a Plant or Crop.

1.4

“Agricultural Biological Use and Applications Field” means any and all uses and applications (including uses and applications of materials) in, of and/or for (including but not limited to the research, development, manufacture and commercialization of) Agricultural Biologicals for, or that involve, modifying, enhancing or altering a phenotypic or agronomic characteristic of a Plant or Crop on, with, or for which such Agricultural Biological is used, or to which such Agricultural Biological is applied. [***]

a.	“Pioneer Crop Agricultural Biological Use and Application Field” means the Agricultural Biological Use and Application Field for Pioneer Crops.

b.	“Shared Agricultural Biological Use and Application Field” means Agricultural Biological Use and Application Field for non-Pioneer Crops.

1.5	“Annual Net Revenues” means, with respect to Revenue Product(s), Net Revenues received by a Party or its Affiliates for such Revenue Product(s) in a calendar year.

1.6

“Annual Net Trait Revenues” means, with respect to Licensed Products that express, comprise or contain [***], Net Trait Revenues received by Pioneer or its Affiliates for such Licensed Product or [***] in a calendar year.

1.7	“Applicable Law” means all laws, rules, and regulations imposed by a governmental authority applicable to [***] the development or commercialization of Licensed Products.

1.8	“Background Property” means, with respect to a Party, such Party’s Background Materials, Background Confidential Information and Background IP excluding Program Results.

a.

“Background Materials” means, subject to the terms of Section 11.1, Materials which such Party (or its Affiliates) Controls as of the Effective Date or during the Program Term or License Term, which was not or is not conceived, created or discovered in the performance of the Research Program, and which such Party has made or makes available (at such Party’s sole discretion subject only to Section 2.7) for the Parties’ performance of the Research Program or otherwise under the licenses of Article 6.

b.

”Background Confidential Information” means, subject to the terms of Section 11.1, Confidential Information which such Party (or its Affiliates) Controls as of the Effective Date or during the Program Term or License Term, which was not or is not conceived, created or discovered in the performance of the Research Program, and which such Party has made or makes available (at such Party’s sole discretion subject only to Section 2.7) for the Parties’ performance of the Research Program or otherwise under the licenses of Article 6.

c.	“Background Intellectual Property” or “Background IP” means (a) with respect to Caribou Bio, the Caribou Bio Background IP and (b) with respect to Pioneer, the DuPont Pioneer Background IP.

i.

“Caribou Bio Background IP” means patents and patent applications coveting Intellectual Property in or comprising CRISPR Technology which Caribou Bio or a Caribou Bio Affiliate Controls as of the Effective Date, including CRISPR-Cas IP conceived or reduced to practice by Caribou Bio or Caribou Bio Affiliates prior to the Effective Date. Caribou Bio Background IP includes: (i) the patents and patent applications listed in Appendix D, as may be updated by written agreement from time to time by Caribou Bio and Pioneer; (ii) any divisions, continuations, continuations in part, substitutions, registrations, reissues, reexaminations or extensions of such patents and patent

---Confidential---

applications described in clause (i); (iii) any patents and patent applications that claim priority to or common priority with, whether in whole or in part, any of the foregoing patent applications; (iv) any patents issuing on the patent applications described in clause (i), (ii), or (iii); and (v) any foreign equivalents of or counterparts to any of the foregoing. For avoidance of doubt, Caribou Bio Background IP includes the rights under Berkeley IP which are licensed to Caribou Bio under the UC/Vienna License (as defined in Section 1.9), but does not include the rights under such Intellectual Property which are retained by the Other Co-Owner of such Intellectual Property and which has not, as of the Effective Date, been assigned or licensed, directly or indirectly, to Caribou Bio.

ii.

“DuPont Pioneer Background IP” means patents or patent applications covering Intellectual Property in or comprising CRISPR Technology which Pioneer, DuPont or their Affiliate Controls as of the Effective Date, including CRISPR-Cas IP conceived or reduced to practice by Pioneer or Pioneer Affiliates prior to the Effective Date. DuPont Pioneer Background IP includes: (i) the patents and patent applications listed in Appendix E, as may be updated by written agreement from time to time by Pioneer and Caribou Bio; (ii) any divisions, continuations, continuations in part, substitutions, registrations, reissues, reexaminations or extensions of such patents and patent applications described in clause (i); (iii) any patents and patent applications that claim priority to or common priority with, whether in whole or in part, any of the foregoing patent applications; (iv) any patents issuing on the patent applications described in clause (i), (ii), or (iii); and (v) any foreign equivalents of or counterparts to any of the foregoing. DuPont Pioneer Background IP shall not include any Intellectual Property of Pioneer or its Affiliates which is not CRISPR-Cas IP; [***]

1.9

“Berkeley IP” means the patents and patent applications which are the subject of an exclusive license dated 16 April 2013, as amended, granted to Caribou Bio from the Regents of the University of California and University of Vienna (“UC Vienna License”) and attached hereto as Appendix F. For clarity, as of the Effective Date, the Berkeley IP is jointly owned by the Regents of the University of California, the University of Vienna, and Emmanuelle Charpentier (Emmanuelle Charpentier, the “Other Co-Owner”), and the Other Co-Owner has not granted Caribou Bio any rights (in any field of use), either directly or indirectly (including either through the Regents of the University of California or the University of Vienna), in such Intellectual Property.

1.10	“Caribou Bio Strategic Field” or “CSF” means (a) the Research Tool Field and (b) the Therapeutic Field.

1.11

“Confidential Information” means (a) any existing or independently developed, non-public information, know-how, trade secrets, and data, technical or non-technical, that is disclosed or provided by or on behalf of one Party to the other Party for the Research Program or otherwise under this Agreement, and/or (b) all information, know-how, trade secrets and data, technical or nontechnical, that is developed or discovered under the Research Program or otherwise under this Agreement; except in each case for information:

a.	that is or becomes generally known or available to the public without breach of this Agreement;

b.	that is known to the receiving Party or its Affiliate(s) at the time of disclosure [***], as evidenced by prior written records of the receiving Party or its Affiliate(s);

c.

that is independently developed at any time by or for the receiving Party or its Affiliate(s) without the application or use of, or reference to, the other Party’s Confidential Information, as evidenced by written records of the receiving Party or its Affiliate(s); or

d.

that is disclosed without an accompanying duty of confidentiality to the receiving Party or its Affiliate(s) in good faith by a Third Party who has an independent right to such subject matter and information.

---Confidential---

Confidential Information, in written, graphic, oral, photographic, electronic or any other form, includes, but is not limited to, information in or about algorithms, computer programs and/or software, data, documentation, formulae, know-how, methods, object code, protocols, plans, processes, reports, results, samples, scans, source code, specifications, techniques, technical drawings, trade secrets, technical data, technical information, templates, and any replication or unmodified derivative of any of the foregoing.

1.12

“Control” means, with respect to any Material, Confidential Information or Intellectual Property, that a Party or its Affiliates owns or has a license to such Material, Confidential Information or Intellectual Property with the light to grant to the other Party access, a license, or a sublicense (as applicable) to such Material, Confidential Information or Intellectual Property on the terms and conditions set forth herein without violating the terms of any agreement or other arrangement with, or rights of, any Third Party existing as of the date such Party would be first required hereunder to grant to the other Party such access, license, or sublicense.

1.13	“CRISPR-Cas IP” means Intellectual Property in or comprising CRISPR Technology.

1.14

“CRISPR Technology” means Intellectual Property, Materials, Confidential Information and any other information (including data and know-how) relating to CRISPRs (Clustered Regularly Interspaced Short Palindromic Repeats) in a nucleic acid and CRISPR-associated proteins (“Cas”) (including but not limited to Cas9 and other CRISPR-associated proteins including RNA-guided nucleases or other proteins associated with or having a function related to CRISPRs), and applications involving the recognition and/or function of CRISPRs or Cas proteins.

1.15

“DuPont Industrial Biotechnology Applications Field” means any and all uses and applications in, of and/or for (including but not limited to the research, development, manufacture and commercialization of) [***] for the industrial production of ethanol and/or biobutanol, and for the production, including baking and brewing, of foods, feeds and beverages and/or functional foods, feeds and beverages (including ingredients thereof) and the sale of such foods, feeds and beverages and/or functional foods, feeds and beverages (including ingredients thereof).

1.16

“DuPont Pioneer Microorganisms Field” means any and all uses and applications (including uses and applications of materials) in, of and/or for (including but not limited to the research, development, manufacture and commercialization of): (a) [***] and (b) all microorganisms which are pests, beneficials or pathogens of Pioneer Crops for use on Pioneer Crops and/or seed or forage inoculants [***] [***]for all agricultural related uses and/or applications for or with Pioneer Crops including as seed or forage inoculants[***].

1.17

“DuPont Nutrition & Health Field” means any and all uses and applications in, of and/or for (i) the modifying, enhancing, manipulating or altering of [***] strains through the use of CRISPR Technology to achieve immunization of bacterial strains against infection, including but not limited to, for use of such immunized bacterial strains in the production of foods, feeds or beverages or ingredients or supplements for use in foods, feeds or beverages (“N&HFoods/Feeds/Beverages/Ingredients/Supplements”) and/or the labeling, tagging, typing and/or identifying of bacteria for the production of N&H Foods/Feeds/Beverages/Ingredients/Supplements by use of CRISPR Technology; and (ii) use of CRISPR Technology to design and produce [***] that are, for example, altered in their protospacers, CRISPR recognition sequences and/or recognition motifs for uses of such bacteriophage mutants to control or detect bacterial infection in food, pharmaceutical, personal care and cosmetic manufacturing facilities, and/or to use such bacteriophage mutants to generate bacteriophage-resistant bacterial strains. The DuPont Nutrition & Health Field [***].

1.18

“DuPont Pioneer Strategic Field” or “DPSF” means the (a) Pioneer Agriculture Field, (b) DuPont Pioneer Microorganisms Field, (c) DuPont Industrial Biotechnology Applications Field and (d) DuPont Nutrition & Health Field.

1.19	“Entity” means a person, corporation, firm, limited liability company, association, partnership, joint venture or any other commercial enterprise existing now or in the future.

---Confidential---

1.20	“Expiration” means the date this Agreement expires as set forth in Article 9.

1.21	“Identified Parties” means (i) the Plant Identified Parties; (ii) the Microorganism Identified Parties; and (iii) the Nutrition & Health Identified Parties.

a.

“Plant Identified Parties” means : (w) [***] (each a “Plant First Level ID Party”); (x) any Entity in which any Plant First Level ID Party (directly or indirectly through an Entity which is controlled (as defined in Section 1.1) by any Plant First Level ID Party or an Affiliate) owns [***] or greater of the shares of stock entitled to vote for the election of directors or on other management decisions in the case of a corporation, or of the voting equity interests in the case of any other type of Entity; (y) any Affiliate of any Plant First Level ID Party, and/or (z) any successor or acquirer of any Entity that either falls under clause (w) of this Section 1.22(a).

b.

“Microorganism Identified Parties” means: (w) [***] (each a “Microorganism First Level ID Party”); (x) any Entity in which any Microorganism First Level ID Party (directly or indirectly through an Entity which is controlled (as defined in Section 1.1) by any Microorganism First Level ID Party or an Affiliate) owns [***] or greater of the shares of stock entitled to vote for the election of directors or on other management decisions in the case of a corporation or of the voting equity interests in the case of any other type of Entity; (y) any Affiliate of any Microorganism First Level ID Party and/or (z) any successor or acquirer of any Entity that either falls under clause (w) of this Section 1.22(b).

c.

“Nutrition & Health Identified Parties” means: (w) [***] (each a “N&H First Level ID Party”); and (x) any Entity in any N&H First Level ID Party (directly or indirectly through an Entity which is controlled (as defined in Section 1.1) by any N&H First Level ID Party or an Affiliate) owns [***] or greater of the shares of stock entitled to vote for the election of directors or on other management decisions in the case of a corporation or of the voting equity interests in the case of any other type of Entity; (y) any Affiliate of any N&H First Level ID Party and/or (z) any successor or acquirer of any Entity that either falls under clause (w) of this Section 1.22(c).

[***]

1.23

“Intellectual Property” or “IP” means without limitation (a) any invention, improvement, or discovery, whether or not patentable or legally protectable, and (b) any intellectual property rights covering any of the matters described in (a) including, but not limited to, patents, patent rights, patent applications, plant variety protection certificates, plant variety protection applications, (including any divisions, continuations, continuations in part, substitutions, registrations, reissues, reexaminations or extensions of the preceding, and any foreign equivalents of or counterparts to any of the foregoing), copyright, and trade secrets.

1.24	“License Term” means, with respect to the licenses granted to a Party hereunder, the period from the Effective Date until the earlier of Termination or Expiration of this Agreement.

1.25

“Licensed Product” means (i) any product, the manufacture, use, sale, offer for sale, import or export of which, but for the licenses granted to a Party under this Agreement, would infringe a Valid Claim of either the other Party’s Background IP or the Program IP or (ii) any product that contains modifications or alterations of a nucleic acid sequence that were introduced through the practice of a Valid Claim of either the other Party’s Background IP or the Program IP.

1.26	[Intentionally omitted]

1.27

“Materials” means any material, biological or non-biological, including but not limited to, reagents, chemicals, molecules, equipment, electronic media, prototypes, organisms, antibodies, cells, cultivars, lines, hybrids, inbreds, germplasm, plasmids, vectors, DNA, RNA, protein, microorganisms, plants, tissues and propagating materials developed from any of the foregoing, and any replication or immaterial modification of any such materials.

---Confidential---

1.28

“Modified Pioneer Germplasm, Traits and Associated Intellectual Property” means (i) any germplasm of Pioneer Crops originating from Pioneer or a Pioneer Affiliate (including extracts or derivatives of such Pioneer or Pioneer Affiliate germplasm[***], (ii) any trait, trait sequence or event, including [***], introduced into a Plant or Crop by Pioneer or a Pioneer Affiliate; and (iii) any Intellectual Property specifically covering the composition of or method(s) of making (except method(s) of making through the use of or comprising CRISPR Technology) or using specific to (i) or (ii).

1.29

“Net Revenues” means with respect to any Revenue Product, gross amounts received by a Party or its Affiliates (each, a “Selling Party”) for the sale by the Selling Party of such Revenue Product in the applicable country to Third Parties, less [***].

[***]

b.

In the event a Selling Party sells any Revenue Product in combination with another product or service for which a royalty is not owed hereunder (a “Combination Product”), Net Revenues of such Combination Product shall be calculated by [***]

1.30	“Net Trait Revenues” means:

[***]

b.	[***]

1.31

“Net Selling Price/Unit” means the sales price of a unit of Pioneer Crop Licensed Product or [***] (or the comparable product referenced in the definition of Net Trait Revenue) that is invoiced by Pioneer or its Affiliates, less [***].

1.32	[Intentionally omitted]

1.33	[Intentionally omitted]

1.34	[Intentionally omitted]

[***]

1.36	“Plant or Crop” means a plant or crop and (a) seeds, grain, plants and plant parts of such plant or crop and (b) any progeny, derivatives, extracts or components of the items listed in clause (a).

1.37	“Pioneer Agriculture Field” means (a) the Pioneer Crops Field, (b) [***] and (c) the Pioneer Crop Agricultural Biological Use and Applications Field.

[***]

1.40	“Pioneer Crops” has the meaning ascribed to it in Section 1.42.

[***]

1.42

“Pioneer Crop Field” means any and all uses and applications (including uses and applications of materials) in, of and/or for (including but not limited to the research, development, manufacture and commercialization of) any of the following plant species: [***], and any (a) seeds, grain, plants and plant parts of such species and (b) any replications, progeny, components, derivatives or extracts of any of the items listed in clause (a) (such species listed above and items in clause (a) and (b), “Pioneer Crops”). [***]

---Confidential---

1.43	“Program Results” means the Program Materials, Program Confidential Information and Program Intellectual Property:

[***]

c.

“Program Intellectual Property” or “Program IP” is patents and patent applications covering Intellectual Property conceived, created, discovered or developed singly by a Party or jointly by the Parties in the performance of the Research Program. For avoidance of doubt, Program IP includes any and all United States and foreign patent applications and patents claiming any Program Results, whether filed during or after the Program Term.

[***]

1.48

“Research Tool Field” means any and all uses and applications (including uses and applications of materials) in, of and/or for (including but not limited to research, development and/or manufacture of) cells, organisms, kits or reagents (“Tools”) for sale to Third Parties, and the fee for service provision of services to Third Parties using Tools, where such Tools offered for sale to Third Parties are labeled for (and are sold under a research use-only label license) and used or intended for use by such Third Parties for research purposes only and such services are used or intended for use by such Third Parties for research purpose only and the Third Party recipient of such services are notified that such services are to be used for research purpose only. [***]

1.49

“Restricted Agricultural Microorganism ID Parties Non-Exclusive Field” means applications and uses of microorganisms (including but not limited to all microorganisms [***]) for use on, use with or application to Plants or Crops within the SANF conducted by a Microorganism Identified Party for, on behalf of, at the request, direction or behest of, and/or in conjunction or collaboration with a Plant Identified Party.

1.50	“Revenue Product” means [***] a Licensed Product [***].

1.51

“Shared Agricultural Non-Exclusive Field” or “SANF” means (a) any and all uses and applications in and/or for (including but not limited to the research, development, manufacture and commercialization of) Plants or Crops of species other than Pioneer Crops and (b) the Shared Agricultural Biologicals Use and Applications Field, except solely to the extent that any such uses and applications are in the Research Tool Field.

1.52

“Shared Non-Exclusive Field” or “SNF” means any and all applications and uses other than applications and uses within (a) the Caribou Bio Strategic Field, (b) the DuPont Pioneer Strategic Field, or (c) the Shared Agricultural Non-Exclusive Field. For avoidance of doubt, the Shared Non-Exclusive Field includes uses in and/or for health microorganisms which are probiotics and derivatives thereof in foods, feeds and beverages and/or functional foods, feeds and beverages (including ingredients thereof).

1.53	“Strategic Field” means, with respect to Caribou Bio, the Caribou Bio Strategic Field, and, with respect to Pioneer, the DuPont Pioneer Strategic Field.

1.54

“Sublicense” means an agreement in which a Party (or its Affiliate or a permitted or authorized Sublicensee of a Party or its Affiliate) grants to a Third Party a sublicense [***] and/or the other Party’s Confidential Information and/or Background Intellectual Property licensed to such Party pursuant to this Agreement.

1.55	“Sublicensee” means any Third Party to which a Party or its Affiliate or a permitted or authorized Sublicensee has granted a Sublicense.

1.56	“Sublicensing Revenue” shall mean [***]

1.57	“Termination” means the date this Agreement is terminated pursuant to Section 9.2 or Section 12.6. “Terminate” means the act of such Agreement Termination.

---Confidential---

1.58

“Therapeutic Field” means the diagnosis, detection, prognostication, measurement, treatment, prevention or prophylaxis of a disease, disorder or medical condition in, and any and all other uses in and/or for, animals (including humans), animal systems (including animal cell cultures) and/or animal pathogens, including the research, development, manufacture and/or commercialization of diagnostics, therapeutics and/or other medical related products (excluding foods, feeds and beverages and functional foods, feeds and beverages, and ingredients thereof) in and/or for any of the foregoing purposes. The Therapeutic Field excludes uses and applications in and/or for animals (including nematodes, insects and other animals) which are pests, beneficials and/or pathogens of a Plant or Crop and microorganisms, in each case for use for forage or agricultural purposes.

1.59	“Third Party” means any Entity that is not a Party, or an Affiliate of a Party, to this Agreement.

1.60

“Valid Claim” means a claim in an issued, unexpired, and unabandoned patent, and/or a claim of a pending patent application, in either case which has not been held unpatentable, invalid, or unenforceable by a court or other governmental agency of competent jurisdiction in a final decision from which no appeal can be taken. A claim of a pending patent application shall cease to be a Valid Claim if no patent containing such claim is granted within [***] years from the priority date of said patent application, provided that a claim in such a pending patent application shall be a Valid Claim (subject to the restrictions set forth herein) if and when it becomes a claim of an issued patent.

1.61	“Worldwide” means any and all countries and territories in the world.

[***]

3.	PAYMENTS.

In consideration of each Party’s contributions and rights and options granted to the other Party under this Agreement, the following payments shall be made as set forth, and subject to, the provisions of this Article 3:

[***]

3.2

Prior to the date of the first payment in Section 3.1, Caribou Bio shall provide to Pioneer full remit-to information for wired payments to Caribou Bio, and thereafter shall promptly provide to Pioneer any changes to such information during the Program Term and the License Term. In the event that any such changed information is not provided to Pioneer before any payment date, Pioneer’s payment by the respective payment date shall not be considered overdue if it is made to the address last provided by Caribou Bio to Pioneer. Pioneer’s contract administrator for the Pioneer payments to Caribou Bio under this Agreement is named below. Pioneer may change its contract administrator at any time by providing written notice thereof to Caribou Bio. All correspondence regarding payment matters under this Agreement shall be sent to the Pioneer contract administrator, and shall reference [***]:

[***]

3.3

Commercial Payments. The Parties shall make the commercial payments during the License Term set forth in this Section 3.3 in consideration for the rights and licenses granted to each Party and their respective Affiliates in Article 6.

a.

Pioneer Commercial Payments to Caribou Bio. The following commercial payments shall be made from Pioneer or DuPont (as applicable for the respective payment) to Caribou Bio for Revenue Products or Licensed Products, as described below, of Pioneer or Pioneer Affiliates or Sublicensee in the Pioneer Agriculture Field upon the first achievement of the corresponding milestone event.

[***]

---Confidential---

i.	Pioneer Crop Commercial Milestone Payments. Pioneer shall make the following commercial milestone payments to Caribou Bio for Licensed Products that are Pioneer Crops:

[***]

ii.	[Intentionally omitted]

iii.

[***] Milestone Payments. Pioneer shall make the following commercial milestone payments to Caribou Bio for Licensed Products sold by Pioneer or a Pioneer Affiliate that express, comprise or contain a [***]:

[***]

iv.	[***] Milestone Payments. Pioneer shall make the following commercial milestone payments to Caribou Bio [***]

[***]

v.

Other Commercial Payments – Sublicensing Revenue/Royalties. In addition to the commercial milestone payments set forth in subparts (i) and (iii)-(iv) of this Section 3.3(a), the commercial payments described under Section 3.3(c) and (d) shall also be made to Caribou Bio.

b.

Caribou Bio Commercial Payments to Pioneer. The following commercial payments shall be made from Caribou Bio to Pioneer for Revenue Products of Caribou Bio, Caribou Bio Affiliates or Sublicensees in the Caribou Bio Strategic Field; [***]

i.

Caribou Bio Commercial Milestone Payments. Caribou Bio shall make the following commercial milestone payments to Pioneer for Revenue Products of Caribou Bio or its Affiliates or its Sublicensees. [***]

[***]

ii.

Other Commercial Payments – Sublicensing Revenue/Royalties. In addition to the commercial milestone payments set forth in subpart (i) of this Section 3.3(b), the commercial payments described under Section 3.3(c) and (d) shall also be made from Caribou Bio to Pioneer.

c.

Sublicensing Revenue Payments. Each Party shall pay to the other Party a percentage of, in the case of Pioneer its Sublicensing Revenues in the Pioneer Agriculture Field, and in the case of Caribou Bio its Sublicensing Revenues in the [***], as follows, within [***] days after the calendar quarter in which the respective Sublicensing Revenues are received from the Sublicensee:

[***]

d.	Royalty Payments.

i.

Royalty. Each Party shall pay to the other Party a royalty on sales of cells, organisms, kits or reagents that are Licensed Products equal to [***] of Net Revenues received by a Party or its Affiliate [***]

ii.

Royalty Term. The royalty payments for a Licensed Product owed under this Section 3.3(d) shall continue, on a country-by-country and Licensed Product-by-Licensed Product basis, for Licensed Products sold during the License Term until there is no Valid Claim within the other Party’s Background IP and/or Program IP in the country of sale that causes such product to be a Licensed Product, and thereafter no such royalty payments shall be due or payable to the other Party for such Licensed Products with respect to such country. Notwithstanding the foregoing, no Party shall owe the other Party royalties on Licensed Products sold in any country after Termination of this Agreement.

---Confidential---

iii.

Royalty Stacking. In the event that a Party or its Affiliates are required to pay a royalty to a Third Party with respect to any patents covering a particular Licensed Product, then such Party shall have the right to deduct [***] of such royalty paid to such Third Party from the royalty payments otherwise owing to the other Party under this Section 3.3(d) with respect to such Licensed Product in the calendar quarter in which such royalty is payable; provided that in no event shall the royalty payment to the other Party under this Section 3.3(d) be so reduced to less than [***] of Net Revenues.

iv.

Royalty Reports and Payments. All royalty payments under this Section 3.3(d) shall be due and payable within [***] days after the end of the calendar quarter during which the corresponding Net Revenues are received. Together with any such payment, each Party shall deliver a report to the other Party specifying in the aggregate and on Licensed Product-by-Licensed Product and country-by-country basis: (i) total gross invoiced amount from sales by the Party and its Affiliates of Royalty Products; (ii) amounts deducted by category from gross invoiced amounts to calculate Net Revenues; (iii) Net Revenues from sales of Royalty Products and (iv) royalties payable. Such reports shall be deemed to be the Confidential Information of the Party submitting it.

e.

Books and Records. Each Party shall, and shall cause its Affiliates to, keep full and accurate books and records setting forth gross sales of Revenue Products, Net Revenues, Net Trait Revenues, Net Selling Price/Unit, itemized deductions from gross sales taken to calculate Net Revenues or Net Trait Revenues as applicable, Sublicensing Revenues and amounts payable hereunder to the other Party for each such Revenue Product. Each Party (the “Audited Party”) shall permit the other Party (the “Auditing Party”), by independent qualified public accountants engaged by the Auditing Party and reasonably acceptable to the Audited Party, to examine such books and records at any reasonable time, during business hours on a mutually agreeable date, but not later than [***] following the rendering of any corresponding reports, accountings and payments pursuant to Section 3.3. The foregoing right of review may be exercised only once during each [***] period and upon reasonable advance notice to the Audited Party. The opinion of said independent accountants regarding such reports, accountings and payments shall be binding on the Parties other than in the case of clear error. The Auditing Party shall bear the cost of any such examination and review; provided that if the inspection and audit shows an underpayment of royalties payable hereunder of more than [***] of the amount due for the applicable period, then Audited Party shall promptly reimburse Auditing Party for all costs incurred in connection with such examination and review with interest on the underpayment at the rate specified in subpart (e) below from the date such payment was originally due. The Audited Party shall promptly pay to the Auditing Party the amount of any underpayment revealed by an examination and review. Any overpayment by the Audited Party revealed by an examination and review shall be fully-creditable against future royalty payments owed hereunder by the Audited Party or reimbursed by the Auditing Party to the Audited Party, at the Audited Party’s choice.

f.

All payments made hereunder shall be made in U.S. Dollars by wire transfer to the account provided by the payee. Late payments shall be subject to interest at the rate of [***] per month. Any and all withholding or similar taxes imposed or levied on account of the payment of amounts under this Agreement, which are required to be withheld, shall be deducted by the payer prior to remittance and shall be paid to the proper taxing authority. Proof of payment shall be secured, if available, and sent to the payee as evidence of such payment in such form as required by the tax authorities having jurisdiction over the payer. Each Party agrees to cooperate with the other Party in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect.

g.	Each Party shall provide the other Party written notice within [***] days after achievement of a milestone set forth in this Section 3.3.

---Confidential---

h.

Within [***] days after the end of each calendar quarter during which Sublicensing Revenue is received by a Party or its Affiliate and/or Net Revenues or Net Trait Revenues is received by a Party or its Affiliate for a product for which a milestone in this Section 3.3 is based upon, [***] days after any calendar year in which any milestone based on Annual Net Revenue or Annual Net Trait Revenues for which a milestone in this Section 3.3 is based upon, such Party shall deliver a report to the other Party specifying in the aggregate and on Revenue Product-by-Revenue Product and country-by-country basis: (i) total gross invoiced amount from sales by the Party and its Affiliates of Revenue Products; (ii) amounts deducted by category from gross invoiced amounts to calculate Net Revenues; (iii) Net Revenues from sales of Revenue Products (iv) whether any milestones set forth in this Section 3.3 have been achieved; (v) Sublicensing Revenue received; (vi) Net Trait Revenue received and calculations showing in reasonable detail how Net Trait Revenue was determined (including the identity of the applicable comparable commercial products used in the such calculation, the Net Selling Price/Unit for the comparable commercial product and the Licensed Product or Pioneer Stacked CRISPR/Cas Product, and amounts deducted by category to determine such Net Trait Revenue received). Such reports shall be deemed to be the Confidential Information of the Party submitting it.

4.	OWNERSHIP

4.1

Background Property. Each Party retains exclusive ownership and/or control of its respective Background Property, subject to the licenses and options expressly granted to the other Party under this Agreement.

4.2

Program IP. Inventorship of Program Intellectual Property shall be determined in accordance with United States law. Irrespective of inventorship, all right, title and interest to all patents and patent applications, including but not limited to U.S. and foreign patents and patent applications (including any substitutions, extensions, reexaminations and reissues, divisions, continuations or continuations-in-part thereof), plant variety protection certificates, and plant variety protection applications (“Program Patents”), within the Program IP shall be owned solely and exclusively by Pioneer (or DuPont, if so directed by Pioneer). For any Program IP having inventors of Caribou Bio and/or Caribou Bio Affiliates, Caribou Bio and/or such Caribou Bio Affiliates shall assign, and hereby assigns, their rights in such Program IP to Pioneer (or DuPont, if so directed by Pioneer). [***]

[***]

5.	INTELLECTUAL PROPERTY, PATENTS.

[***]

5.3	Background IP. Each Party, at its own expense, shall control the preparation, drafting, filing, prosecution and maintenance of the patent and patent applications within its Background IP [***]

5.4	Infringement and Enforcement of Patent Rights.

[***]

c.	DuPont Pioneer Background IP and Trade Secrets. [***]

d.	Caribou Bio Background IP and Trade Secrets. [***]

e.	Defense. [***]

f.	Damages. [***]

g.	Cooperation. [***]

---Confidential---

h.	Third Party Rights. [***]

6.	RIGHTS AND LICENSES.

In consideration of each Party’s contributions, rights and options granted, and payments due to the other Party under this Agreement, each Party grants to the other Party the licenses and options as set forth below:

[***]

6.3	Rights and Licenses Under Background Property.

a.	Pioneer’s Licenses and Rights Under Caribou Rio Background Property. Caribou Bio (on behalf of itself and its Affiliates) agrees to grant and hereby grants to Pioneer and Pioneer Affiliates:

i.

(A) An irrevocable (subject to Article 9), non-assignable (subject to Section 12.3), non-transferable, exclusive, Worldwide license, with the right to grant and authorize Sublicenses subject to Section 6.3(a)(iv), under Caribou Bio’s and Caribou Bio’s Affiliates’ rights in Caribou Bio Background IP, Caribou Bio Background Materials which are CRISPR Technology [***] and Caribou Bio Background Confidential Information to make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, transfer, have transferred, distribute, have distributed, import, have imported, export, have exported, and/or otherwise exploit products and/or perform methods and/or processes, or have them performed on Pioneer’s behalf, in the Pioneer Agriculture Field. [***]

(B) An irrevocable (subject to Article 9), non-assignable (subject to Section 12.3), non-transferable, non-exclusive, Worldwide license, with the right to grant and authorize Sublicenses subject to Section 6.3(a)(iv), under Caribou Bio’s and Caribou Bio’s Affiliates’ rights in Caribou Bio Background IP, Caribou Bio Background Materials which are CRISPR Technology [***] and Caribou Bio Background Confidential Information to make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, transfer, have transferred, distribute, have distributed, import, have imported, export, have exported, and/or otherwise exploit products and/or perform methods and/or processes, or have them performed on Pioneer’s behalf, in the DuPont Pioneer Microorganisms Field, the DuPont Industrial Biotechnology Applications Field, and the DuPont Nutrition & Health Field.

ii.

An irrevocable (subject to Article 9), non-assignable (subject to Section 12.3), non-transferable, non-exclusive, Worldwide license, with the right to grant Sublicenses subject to Section 6.3(a)(iv), under Caribou Bio’s and Caribou Bio’s Affiliates’ lights in Caribou Bio Background IP, Caribou Bio Background Materials which are CRISPR Technology [***] and Caribou Bio Background Confidential Information to make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, transfer, have transferred, distribute, have distributed, import, have imported, export, have exported, and/or otherwise exploit products and/or perform methods and/or processes, or have them performed on Pioneer’s behalf, in the Shared Non-Exclusive Field.

iii.

An irrevocable (subject to Article 9), non-assignable (subject to Section 12.3), non-transferable, non-exclusive, Worldwide license, with the right to grant Sublicenses subject to Section 6.3(a)(iv), under Caribou Bio’s and Caribou Bio’s Affiliates’ rights in Caribou Bio Background IP, Caribou Bio Background Materials which are CRISPR Technology [***] and Caribou Bio Background Confidential Information to make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, transfer, have transferred, distribute, have distributed, import, have imported, export, have exported, and/or otherwise exploit products and/or perform methods and/or processes, or have them performed on Pioneer’s behalf, in the Shared Agricultural Non-Exclusive Field.

---Confidential---

iv.	[***]

b.

Caribou Bio’s Licenses and Rights Under DuPont Pioneer Background Property. Pioneer (on behalf of itself and its Affiliates) agrees to grant and hereby grants to Caribou Bio and Caribou Bio Affiliates:

[***]

An irrevocable (subject to Article 9), non-assignable (subject to Section 12.3), non-transferable, exclusive, Worldwide license, with the right to grant and authorize Sublicenses subject to Section 6.3(b)(v), under Pioneer’s and Pioneer’s Affiliates’ rights in DuPont Pioneer Background IP, DuPont Pioneer Background Materials which are CRISPR Technology (excluding Modified Pioneer Germplasm, Traits and Associated Intellectual Property) [***] and DuPont Pioneer Background Confidential Information to make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, transfer, have transferred, distribute, have distributed, import, have imported, export, have exported, and/or otherwise exploit products and/or perform methods and/or processes, or have them performed on Caribou Bio’s behalf, [***] non-exclusive for the duration of the License Term in the Therapeutic Field [***] exclusive in the Research Tool Field. [***]

ii.

An irrevocable (subject to Article 9), non-assignable (subject to Section 12.3), non-transferable, non-exclusive, Worldwide license, with the right to grant Sublicenses subject to Section 6.3(b)(v), under Pioneer’s and its Affiliates’ rights in DuPont Pioneer Background IP, DuPont Pioneer Background Materials which are CRISPR Technology (excluding Modified Pioneer Germplasm, Traits and Associated Intellectual Property) [***] and DuPont Pioneer Background Confidential Information to make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, transfer, have transferred, distribute, have distributed, import, have imported, export, have exported, and/or otherwise exploit products and/or perform methods and/or processes, or have them performed on Caribou Bio’s behalf, in the Shared Non-Exclusive Field.

iii.

An irrevocable (subject to Article 9), non-assignable (subject to Section 12.3), non-transferable, non-exclusive, Worldwide license, with the right to grant Sublicenses subject to Section 6.3(b)(v), under Pioneer’s and its Affiliates’ rights in DuPont Pioneer Background IP, DuPont Pioneer Background Materials which are CRISPR Technology (excluding Modified Pioneer Germplasm, Traits and Associated Intellectual Property) [***] and DuPont Pioneer Background Confidential Information to make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, transfer, have transferred, distribute, have distributed, import, have imported, export, have exported, and/or otherwise exploit products and/or perform methods and/or processes, or have them performed on Caribou Bio’s behalf, in the Shared Agricultural Non-Exclusive Field.

iv.

An irrevocable (subject to Article 9), non-assignable (subject to Section 12.3), non-transferable, Worldwide, non-exclusive license, with the right to grant and authorize Sublicenses subject to Section 6.3(b)(v), under Pioneer’s and its Affiliates’ rights in DuPont Pioneer Background IP, DuPont Pioneer Background Materials which are CRISPR Technology (excluding Modified Pioneer Germplasm, Traits and Associated Intellectual Property) [***] and DuPont Pioneer Background Confidential Information to make, have made, use, have used, import, have imported, export, and/or have exported products and/or perform methods and/or processes, or have them performed on Caribou Bio’s behalf, in and for [***] for research use only in the CSF and SNF. [***]

[***]

---Confidential---

6.4	Intentionally omitted.

6.5

Stacking Rights. Under the licenses granted to each Party and its Affiliates in this Article 6, such Parties and their Affiliates (and Sublicensees) shall have the right to combine or stack Program IP and/or the licensed Background IP, within the scope of their respective rights and licenses granted hereunder, with their own and/or with Third Party technologies and/or intellectual property.

[***]

6.7	[***]

7.	CONFIDENTIALITY, PUBLICATION.

7.1	With respect to all Confidential Information, each Party agrees as follows:

a.	each Party shall treat as confidential, not disclose to Third Parties and preserve the confidentiality of all Confidential Information of the other Party [***];

b.

each Party (“receiving Party”) shall use Confidential Information of the other Party (“disclosing Party”) or any of its Affiliates (including but not limited to the disclosing Party’s Background Confidential Information), [***] and/or for the practice of the licenses to the respective Confidential Information granted to such receiving Party under this Agreement, and shall exercise due care to prevent its unauthorized disclosure;

c.

Notwithstanding Section 7.1(a) – (b), a Party may: (i) disclose Confidential Information of the other Party in connection with an order of a court or other government body or as otherwise required by or in compliance with law or regulation; provided that the disclosing Party (A) provides the other Party with notice of any such required disclosure in advance of such disclosure so that the disclosing Party may seek a protective order or other appropriate remedy, (B) discloses only that portion of the Confidential Information that it is advised by counsel that it is legally required to disclose, and (C) exercises reasonable efforts to cooperate with the disclosing Party should it seek to obtain a protective order or other assurance that confidential treatment will be accorded to such Confidential Information; (ii) [***] (iii) [***] (iv) [***]; so long as, in each case of the foregoing clauses (iii) and (iv), the person and/or Entity to which disclosure is made is subject to confidentiality and non-use obligations at least as protective as the obligations under this Agreement.

d.	The obligation to maintain the disclosing Party’s Confidential Information in confidence shall cease [***] after the Expiration or Termination of this Agreement. [***]

7.2

Permitted Disclosures of Confidential Information. Notwithstanding the provisions above or anything to the contrary, either Party may to the extent necessary, disclose and use Confidential Information disclosed to it by the other Party where the disclosure and use of the Confidential Information will be reasonably useful or necessary to the procurement, maintenance and enforcement of patent rights claiming Program IP in accordance with Sections 5.1, 5.2 and 5.4, provided that the other Party will have been notified of such disclosure and provided an opportunity to comment on such disclosure and such comments are reasonably considered by the Party procuring, maintaining or enforcing such patent rights.

7.3	Publication. [***]

8.	REPRESENTATION AND WARRANTIES.

8.1	Caribou Bio Representations and Warranties. [***]

8.2	Pioneer Representations and Warranties. [***]

---Confidential---

[***]

9.	TERM AND TERMINATION, SURVIVAL

9.1

Expiration. This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to this Article 9 or any other applicable provision of this Agreement, shall expire upon the expiration, abandonment or invalidation of the last patent or patent application within the Background IP or Program IP. [***]

9.2	Termination. This Agreement [***] may be terminated as follows:

a.

Mutual Agreement. Upon mutual written agreement of the Parties, in which case all licenses granted hereunder shall terminate as of the effective date of such Termination and no further payments shall be due by either Party to the other Party. All obligations accrued prior to Termination, including obligations related to applicable provisions of Article 3, shall become due within [***] after Termination of this License Agreement.

b.	Material Breach of Article 3. [***].

c.

Failure to Own or Maintain IP. [***]. Such right to Terminate the Agreement [***] shall only apply in the event the non-breaching Party is materially adversely affected by the loss of such Control of such Background Intellectual Property [***].

d.

Insolvency. A Party at its sole discretion may Terminate this Agreement by written notice, or continue to perform under the Agreement but terminate immediately upon written notice the other Party’s licenses granted under Section 6.3 if, at any time:

i.	the other Party makes an assignment for the benefit of creditors;

ii.	any decree or order for relief is entered by a court of competent jurisdiction against the other Party under any bankruptcy, dissolution, liquidation or similar law;

iii.

the other Party petitions or applies to any government tribunal of competent jurisdiction under bankruptcy law for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official, of such other Party or any substantial part of its assets, or commences a voluntary case under the bankruptcy law of any jurisdiction;

iv.

any such petition or application is filed, or any such proceedings under bankruptcy law are commenced, against the other Party and such other Party by any act indicates its approval thereof, consents thereto, or acquiesces therein and such petition, application or proceedings are not dismissed, reversed or otherwise cured for more than [***], or an order, judgment or decree is entered under bankruptcy law appointing any such trustee, receiver, custodian, liquidator, or similar official, or approving the petition in any such proceedings, and such order for relief, order, judgment or decree remains unstayed and in effect for more than [***]; or

v.

any order, judgment or decree is entered in any proceedings against the other Party under bankruptcy law decreeing the dissolution of such other Party and such order, judgment or decree remains unstayed and in effect for more than [***].

For purposes of Section 9.3(b) only, the other Party that satisfies any subpart Section 9.2(d)(i)-(v) shall be considered a breaching Party.

e.

No Other Early Termination. Except as otherwise expressly set forth in this Agreement, no Party without the consent of the other may terminate this Agreement or any (sub)licenses granted hereunder, for any reason, including a material breach of this Agreement by the other Party, provided, however, that each Party will retain and may pursue any remedies for such breach that it may be entitled to in a court of law or equity, including damages and injunctive and equitable relief.

---Confidential---

9.3	Effects of Expiration and Termination.

a.

Upon Expiration or Termination (subject to Section 9.3(b)) of this Agreement, then each Party shall (i) return or destroy (and certify to such destruction) all copies of the other Party’s Confidential Information that are in its possession provided that each Party may retain any Confidential Information of the other Party that is necessary to exercise any continuing rights (if any) after such Expiration or Termination; and (ii) [***]; provided, however, that all such licenses for both Parties shall become non-exclusive in the event of Expiration (but not Termination) unless otherwise mutually agreed to by the Parties.

b.	Upon termination under Section 9.2(c) or (d) of a breaching Party’s license under Section 6.3 by a non-breaching Party that continues to perform and satisfy all obligations under the Agreement, then:

i.

the breaching party shall (i) return or destroy (and certify to such destruction) all copies of the non-breaching Party’s Confidential Information that are in its possession provided that each Party may retain any Confidential Information of the other Party that is necessary to exercise any continuing rights (if any) after such Termination; and (ii) maintain no rights whatsoever under the licenses granted to such breaching Party by the non-breaching Party under Section 6.3 to Background Property.

ii.

The non-breaching Party shall maintain all licenses granted to such non-breaching Party by the breaching Party under Article 6 of this Agreement until Expiration (or earlier Termination of this Agreement pursuant to Section 9.2).

iii.

The non-breaching Party shall have the right at any time thereafter to Terminate the Agreement and cease performing thereunder by providing written notice to the breaching Party, at which time, the terms of Section 9.3(a) shall control.

9.4

Survival. All obligations or liability which accrued prior to Termination or Expiration of this Agreement shall survive the Termination or Expiration of this Agreement and remain in full effect. Articles/Sections 1, 2.8, 2.10 [***], 4, 5.1, 5.2, 5.3, 5.4(a) [***], 5.4(b), 5.4(g) [***], 6.2, 6.5, 7, 8.3, 9, 10, 11.1, 11.2, 11.3 and 12 (excluding the last sentence of Section 12.8) shall survive the Expiration and any Termination of this Agreement. Section 6.3 shall survive Expiration, but not Termination (subject to Section 9.2(c) and (d)), unless otherwise agreed to by the Parties. Except as otherwise provided in this Article 9, all other provisions of this Agreement shall terminate upon the Expiration or Termination of this Agreement. [***]

10.	INDEMNIFICATION, LIMITATION OF LIABILITY

10.1

Each Party has sole discretion and responsibility for its activities under this Agreement, including the use, research, design, manufacture, and potential sale of products, methods and processes pursuant to this Agreement.

a.	[***]

b.	[***]

c.

In connection with any Claim for which a Party (the “Indemnified Party”) seeks indemnification from the other Party (the “Indemnifying Party”) pursuant to this Agreement, the Indemnified Party shall: (a) give the Indemnifying Party prompt written notice of the Claim; provided, however, that failure to provide such notice shall not relieve the Indemnifying Party from its liability or

---Confidential---

obligation hereunder, except to the extent of any material prejudice as a direct result of such failure; (b) cooperate with the Indemnifying Party, at the Indemnifying Party’s expense, in connection with the defense and settlement of the Claim; and (c) permit the Indemnifying Party to control the defense and settlement of the Claim; provided, however, that the Indemnifying Party may not settle the Claim without the Indemnified Party’s prior written consent, which shall not be unreasonably withheld or delayed, in the event such settlement materially adversely impacts, or would reasonably be expected to materially adversely impact, the Indemnified Party’s rights or obligations. Further, the Indemnified Party shall have the right to participate (but not control) and be represented in any suit or action by advisory counsel of its selection and at its own expense.

[***]

11.	CHANGE IN CONTROL, ACQUISITION

11.1

Acquiring Entity Property. Notwithstanding any other provision of this Agreement, in the event of an Acquisition of a Party (“Acquired Party”), such Acquisition shall not provide the other Party with an option, license, rights or access to, nor shall the Acquired Party’s Background Property include: (a) any materials, information, Intellectual Property or other intellectual property rights or subject matter that was owned or controlled by the acquiring Entity or its Affiliates (other than that controlled by the Acquired Party and the Acquired Party’s Affiliates prior to such Acquisition) (collectively, the “Acquiring Entities”) prior to the Acquisition or (b) any materials, information, Intellectual Property or other intellectual property rights or subject matter that such Acquiring Entities develop or acquire after Acquisition independently without using any of the other Party’s Background Property [***].

11.2

Treatment with respect to Identified Parties. In the event of an Acquisition of Caribou Bio by an Identified Party, Caribou Bio shall provide Pioneer with notice of such Acquisition within [***] business days after such Acquisition is finalized and the following shall apply:

[***]

d.

Any Sublicense granted by Caribou Bio, its Affiliate or Sublicensee hereunder shall survive termination of Caribou Bio and its Affiliates’ rights in the SNF and/or SANF as a result of an Acquisition of Caribou Bio by an Identified Party on condition that:

[***]

[***]

12.	MISCELLANEOUS.

12.1

Notices. All notices, requests and other communications between the Parties hereunder shall be in writing, refer specifically to this Agreement and be deemed made as of the earlier of the date received or the second (2nd) day after mailing if given by registered, certified, or overnight mail, postage prepaid, and addressed to the Party at the address given below, or such other address as may later be designated by notice in writing:

If to Pioneer – contractual matters:	If to Pioneer – technical matters:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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[***]

If to Caribou Bio – contractual matters:	If to Caribou Rio – technical matters:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]
[***]
[***]
[***]
[***]
[***]

12.2

Publicity. Neither Party will use the name or trademarks of the other Party or of the other Party’s Affiliates in any advertising, publicity, news release, product labeling, or for any promotional or commercial purpose, without the prior written consent of an authorized representative of the other Party. Notwithstanding the foregoing, the Parties agree to issue a joint press release in connection with the execution of this Agreement within a timeframe to be mutually agreed to by the Parties.

12.3	Assigns and Successors. [***]

12.4

Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law: (i) all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible; and (ii) such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Parties hereby waive any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

12.5

No Implied Waivers; Rights Cumulative. No failure on the part of either Party to exercise and no delay in exercising any right, power, remedy, or privilege under this Agreement, or provided by statute or law, or in equity or otherwise, including, without limitation, the right or power to terminate this Agreement, will impair, prejudice, or constitute a waiver of any such right, power, remedy, or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor will any single or partial exercise of any such right, power, remedy, or privilege preclude any other or further exercise thereof or the exercise of any right, power, remedy, or privilege, except as otherwise provided for herein.

12.6

Force Majeure. Neither Party shall be responsible to the other Party for damages or breach of this Agreement, or for delay or failure in performance of any of the obligations imposed by this Agreement, if the delay or failure is occasioned by a cause beyond the reasonable control of (and without the fault or negligence of), the Party, such as fire, flood, explosion, lightning, windstorm, earthquake, subsidence of soil, failure of equipment or supply of materials, court order or interference by other authorized government officials, riot or war. The Party seeking such relief shall (a) take all reasonable steps to overcome or minimize such delay or failure in performance as promptly as is practical; (b) promptly notify the other Party of the nature and particulars thereof and expected duration of the delay or failure of performance; (c) promptly notify the other Party when the cause beyond its reasonable control no longer is causing delay or failure in performance; and (d) quickly continue performance when these causes are removed. Notwithstanding the foregoing, in the event such Force Majeure circumstance or event causes a delay beyond a period exceeding [***] days from the date such performance would have been due but for such circumstance or event, the Party not delayed in its performance shall have the right to terminate this Agreement with written notice to such Party.

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12.7	Independent Contractors. The Parties are independent contractors, and no agency, partnership, franchise, joint venture or employment relationship is intended or created by this Agreement.

12.8

Regulatory. Each Party shall have the exclusive responsibility and exclusive right, without limitation, to seek any registrations, clearances, approvals or deregulations relevant to such Party’s applicable fields (“Regulatory Clearance”), including the right to conduct all supporting studies and to generate any new data or information, on any biological materials produced by or for such Party or its Affiliates under this Agreement. [***]

12.9

Export Control. It is understood that United States laws and regulations control the export of certain technical data, computer software, laboratory prototypes and other commodities. The Parties each acknowledge that the transfer of certain technical data and commodities to foreign countries and/or foreign nationals may require a license from one or more agency(ies) of the United States Government. The Parties each agree that it (including its Affiliates) shall not export or disclose any technology (Materials or Confidential Information) to any foreign countries or foreign entities without prior approval of such agency, if such approval is required by law or regulation.

12.10

Amendments. No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure by either Party therefrom, will in any event be effective unless the same is in writing, specifically identifies this Agreement and the provision intended to be amended, modified, waived, terminated or discharged, and is signed by both Parties or in the case of a waiver, signed by the party waiving its light or the other Party’s obligation. Each such amendment, modification, waiver, termination, or discharge will be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement will be varied, contradicted, or explained by any oral agreement, course of dealing or performance, or any other matter not set forth in an agreement in writing and signed by both Parties.

12.11

Further Assurances. Each Party will duly execute and deliver, or cause to be duly executed and delivered, such further instruments, and do and cause to be done such further acts and things, including without limitation, the filing of such additional assignments, agreements, documents, and instruments, that may be reasonably necessary or as the other Party hereto may at any time and from time to time reasonably request in connection with this Agreement, or to carry out more effectively the provisions and purposes of this Agreement, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

12.12

Governing Law. This Agreement is acknowledged to have been made and will be construed in accordance with the laws of the State of New York, and the [***] shall have exclusive jurisdiction over all legal matters and proceedings hereunder unless the Parties mutually agree in writing (each at its own discretion) to an alternative court jurisdiction, provided that all questions concerning the construction or effect of patent applications, patents, plant variety protection applications, or plant variety protection certificates will be decided in accordance with the laws of the country in which the particular patent application, patent, plant variety protection application, or plant variety protection certificate concerned has been filed or granted, as the case may be.

12.13	Dispute Resolution.

[***]

c.	[***]

12.14	Headings. Headings used herein are for convenience only and will not in any way affect the construction of this Agreement, or be taken into consideration in interpreting this Agreement.

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12.15

Entire Agreement. This Agreement constitutes, on and as of the Effective Date, the entire agreement and understanding of the Parties [***] and related matters contained herein, and supersedes all previous agreements and understandings, whether written or oral, with respect thereto.

12.16

Counterparts. This Agreement may be executed in any number of counterparts, including facsimile or scanned PDF documents. Each such counterpart, facsimile or scanned PDF document shall be deemed an original instrument, and all of which, together, shall constitute one and the same executed Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective authorized representatives,

Pioneer Hi-Bred International, Inc.		Caribou Biosciences, Inc.

By:	/s/ Paul E. Schickler	By:	/s/ Rachel E. Haurwitz
Name: Paul E. Schickler		Name: Rachel E. Haurwitz
Title: President		Title: President and CEO

Date: July 11, 2015		Date: July 13, 2015

[Signature Page to Amended and Restated Collaboration and License Agreement)

Appendix A

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Appendix B

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Appendix C

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Appendix D

Caribou Bio Background IP

CARIBOU LICENSED AND OWNED PATENTS

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Appendix E

DuPont Pioneer Background IP

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Appendix F

Copy of the UC/Vienna License

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